UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2021

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2021, the Board of Directors of Parker-Hannifin Corporation (the “Company”) elected Lee C. Banks, age 58, to a new role as the Vice Chairman and President of the Company and Jennifer A. Parmentier, age 54, to the role of Chief Operating Officer, in each case effective August 9, 2021.

Mr. Banks had been President and Chief Operating Officer of the Company since February 2015. Mr. Banks is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries. In connection with Mr. Banks’ election as Vice Chairman and President, the Human Resources and Compensation Committee of the Board of Directors of the Company took no actions regarding Mr. Banks’ compensation.

Ms. Parmentier had been Vice President and President – Motion Systems Group since February 2019. Prior to that, she served as Vice President and President – Engineered Materials Group from September 2015 to February 2019. Ms. Parmentier is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

In connection with Ms. Parmentier’s appointment as Chief Operating Officer of the Company, the Human Resources and Compensation Committee of the Board of Directors of the Company took the following actions regarding Ms. Parmentier’s compensation:

1.	approved an increase in Ms. Parmentier’s annual base salary to $750,000;

2.	awarded an increase in Ms. Parmentier’s General RONA Bonus target payout amount to $412,500;

3.	awarded an increase in Ms. Parmentier’s Target Incentive Bonus target award to a target amount of $337,500; and

4.	granted Ms. Parmentier the following additional target LTIP award shares:

LTIP Award	Additional Target LTIP Award Shares
Calendar Year 2019-20-21	763
Calendar Year 2020-21-22	2,067
Calendar Year 2021-22-23	2,714

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary

Date:     August 13, 2021